POWER OF ATTORNEY




           KNOW  ALL  MEN BY THESE PRESENTS, that the undersigned

does  hereby constitute  and appoint Carl A. Gilbert,  Ernest  F.

Ladd  III  and  James J. Puhala, and each of them, his  true  and

lawful   attorneys-in-fact  and  agents,  with  full   power   of

substitution and resubstitution, for him in his name,  place  and stead,  in  any and all capacities (including his capacity  as  a director  and/or officer of Dravo Corporation), to sign the  Form

10-K  Annual  Report  of Dravo Corporation  for  the  year  ended

December 31, 1995 and any and all amendments thereto, and to file the  same, with all exhibits thereto, and all other documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act  and thing requisite and necessary to be done  in  and about  the premises, as fully to all intents and purposes as  the undersigned  might  or could do in person, hereby  ratifying  and confirming all that attorneys-in-fact and agents or any of  them,

or  their  or his substitute or substitutes, may lawfully  do  or cause to be done by virtue hereof.

           WITNESS  the  due execution hereof this  25th  day  of

January, 1996.



                                   /s/ ARTHUR E. BYRNES



                        POWER OF ATTORNEY




           KNOW  ALL  MEN BY THESE PRESENTS, that the undersigned

does  hereby constitute  and appoint Carl A. Gilbert,  Ernest  F.

Ladd  III  and  James J. Puhala, and each of them, his  true  and

lawful   attorneys-in-fact  and  agents,  with  full   power   of

substitution and resubstitution, for him in his name,  place  and stead,  in  any and all capacities (including his capacity  as  a director  and/or officer of Dravo Corporation), to sign the  Form

10-K  Annual  Report  of Dravo Corporation  for  the  year  ended

December 31, 1995 and any and all amendments thereto, and to file the  same, with all exhibits thereto, and all other documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act  and thing requisite and necessary to be done  in  and about  the premises, as fully to all intents and purposes as  the undersigned  might  or could do in person, hereby  ratifying  and confirming all that attorneys-in-fact and agents or any of  them,

or  their  or his substitute or substitutes, may lawfully  do  or cause to be done by virtue hereof.

           WITNESS  the  due execution hereof this  25th  day  of

January, 1996.



                                   s/s JAMES C. HUNTINGTON, JR.



                        POWER OF ATTORNEY




           KNOW  ALL  MEN BY THESE PRESENTS, that the undersigned

does  hereby constitute  and appoint Carl A. Gilbert,  Ernest  F.

Ladd  III  and  James J. Puhala, and each of them, his  true  and

lawful   attorneys-in-fact  and  agents,  with  full   power   of

substitution and resubstitution, for him in his name,  place  and stead,  in  any and all capacities (including his capacity  as  a director  and/or officer of Dravo Corporation), to sign the  Form

10-K  Annual  Report  of Dravo Corporation  for  the  year  ended

December 31, 1995 and any and all amendments thereto, and to file the  same, with all exhibits thereto, and all other documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act  and thing requisite and necessary to be done  in  and about  the premises, as fully to all intents and purposes as  the undersigned  might  or could do in person, hereby  ratifying  and confirming all that attorneys-in-fact and agents or any of  them,

or  their  or his substitute or substitutes, may lawfully  do  or cause to be done by virtue hereof.

           WITNESS  the  due execution hereof this  25th  day  of

January, 1996.



                                   s/s WILLIAM E. KASSLING



                        POWER OF ATTORNEY




           KNOW  ALL  MEN BY THESE PRESENTS, that the undersigned

does  hereby constitute  and appoint Carl A. Gilbert,  Ernest  F.

Ladd  III  and  James J. Puhala, and each of them, his  true  and

lawful   attorneys-in-fact  and  agents,  with  full   power   of

substitution and resubstitution, for him in his name,  place  and stead,  in  any and all capacities (including his capacity  as  a director  and/or officer of Dravo Corporation), to sign the  Form

10-K  Annual  Report  of Dravo Corporation  for  the  year  ended

December 31, 1995 and any and all amendments thereto, and to file the  same, with all exhibits thereto, and all other documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act  and thing requisite and necessary to be done  in  and about  the premises, as fully to all intents and purposes as  the undersigned  might  or could do in person, hereby  ratifying  and confirming all that attorneys-in-fact and agents or any of  them,

or  their  or his substitute or substitutes, may lawfully  do  or cause to be done by virtue hereof.

           WITNESS  the  due execution hereof this  25th  day  of

January, 1996.



                                   /s/ WILLIAM G. ROTH



                        POWER OF ATTORNEY




           KNOW  ALL  MEN BY THESE PRESENTS, that the undersigned

does  hereby constitute  and appoint Carl A. Gilbert,  Ernest  F.

Ladd  III  and  James J. Puhala, and each of them, his  true  and

lawful   attorneys-in-fact  and  agents,  with  full   power   of

substitution and resubstitution, for him in his name,  place  and stead,  in  any and all capacities (including his capacity  as  a director  and/or officer of Dravo Corporation), to sign the  Form

10-K  Annual  Report  of Dravo Corporation  for  the  year  ended

December 31, 1995 and any and all amendments thereto, and to file the  same, with all exhibits thereto, and all other documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act  and thing requisite and necessary to be done  in  and about  the premises, as fully to all intents and purposes as  the undersigned  might  or could do in person, hereby  ratifying  and confirming all that attorneys-in-fact and agents or any of  them,

or  their  or his substitute or substitutes, may lawfully  do  or cause to be done by virtue hereof.

           WITNESS  the  due execution hereof this  25th  day  of

January, 1996.



                                   /s/ KONRAD M. WEIS